                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  June 30, 1995

                              HABERSHAM BANCORP
- -------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



             Georgia               0-13153                58-1563165
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(State or other jurisdiction       (Commission File        (IRS Employer
     of incorporation)                    No.)          Identification Number)



          Highway 441 North, P.O. Box 1980, Cornelia, Georgia 30531
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (706) 778-1000
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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.  Financial Statements of Businesses Acquired:

             The following financial statements of Security Bancorp, Inc., together with the Report of the Independent Accountants thereon dated January 19, 1995, are incorporated herein by reference to the financial statements and report thereon contained in the Registrant's Registration Statement on Form S-4 (Regis. No. 33-57915):

             Consolidated Balance Sheets as of December 31, 1994 and 1993 Consolidated Statements of Income for the Years Ended December 31,
               1994, 1993 and 1992
             Consolidated Statements of Stockholders' Equity for the Years
               Ended December 31, 1994, 1993 and 1992
             Consolidated Statements of Cash Flows for the Years Ended
               December 31, 1994, 1993 and 1992
             Notes to Consolidated Financial Statements

             The following unaudited financial statements of Security Bancorp, Inc. are incorporated herein by reference to the financial statements contained in the Quarterly Report on Form 10-QSB filed by Security Bancorp, Inc. for the quarter ended March 31, 1995 (Commission File No. 33-25552-A):

             Consolidated Balance Sheets as of March 31, 1995 and December 31,
               1994
             Consolidated Statements of Income for the Quarters Ended March 31,
               1995 and 1994


             Consolidated Statements of Cash Flows for the Quarters Ended
               March 31, 1995 and 1994
             Notes to Consolidated Financial Statements

         b.  Pro Forma Financial Information:

             The following pro forma financial information is included in this
             Report:

             Pro Forma Condensed Combined Consolidated Balance Sheet as of
               March 31, 1995
             Pro Forma Condensed Combined Consolidated Income Statement for the
               Three-Month Period Ended March 31, 1995
             Pro Forma Condensed Combined Consolidated Income Statement for the
               Year Ended December 31, 1994
             Notes to Pro Forma Condensed Combined Consolidated Financial
               Statements





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

Habersham Bancorp
Pro forma Condensed Combined Consolidated Balance Sheet
As of March 31, 1995 (Dollars in Thousands)

                                                             Historical
                                                  -----------------------------          Pro Forma            Pro Forma
                                                  Habersham            Security          Adjustments          Combined
                                                  ---------            --------         -----------           --------
ASSETS
Cash and due from banks                       $          4,292      $       1,203      $    (2,240)(1)      $     3,255
Federal funds sold                                       8,900              4,250                                13,150
Investment securities available for sale                31,444              5,242      $      (262)(1)(2)        36,424
Investment securities held to maturity                  20,540                199                                20,739
Loans, net                                              98,327             29,873                               128,200
Other assets                                             6,908              2,778                                 9,686
Core deposit intangible                                                                        416(2)               416
Goodwill                                                                                     3,260(2)             3,260
                                              ----------------      -------------      -----------          -----------
Total Assets                                  $        170,411      $      43,545      $     1,174          $   215,130
                                              ================      =============      ===========          ===========



LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Non-interest bearing deposits                 $         18,479      $       2,667                           $    21,146
Interest bearing deposits                              129,472             34,529                               164,001
Other borrowings                                         4,182                                                    4,182
Other liabilities                                        1,568                768                                 2,336
                                              ----------------      -------------                           -----------
Total Liabilities                                      153,701             37,964                               191,665
                                              ----------------      -------------                           -----------

SHAREHOLDERS' EQUITY

Shareholders' Equity:
Common stock and additional paid-in capital   $          4,198              5,250            1,767 (1)(2)        11,215
Retained Earnings                                       13,487                432             (432)(2)           13,487
Unrealized loss on investment securities                  (544)              (101)             101 (2)             (544)
Treasury stock, at cost                                   (431)                               (262)(1)             (693)

                                              ----------------      -------------     ------------          -----------
Total Shareholders' Equity                              16,710              5,581            1,174               23,465
                                              ----------------      -------------     ------------          -----------

Total Liabilities and Shareholders' Equity    $        170,411      $      43,545      $     1,174          $   215,130
                                              ================      =============      ===========          ===========

See notes to pro forma condensed combined consolidated financial statements.

Habersham Bancorp
Pro forma Condensed Combined Consolidated Income Statement
For the Three-Month Period Ended March 31, 1995
(Dollars in Thousands, Except Per Share Amounts)

                                                             Historical
                                                  -----------------------------        Pro Forma            Pro Forma
                                                  Habersham            Security        Adjustments          Combined
                                                  ---------            --------        -----------          --------
Interest income
 Loans                                            $       2,536        $       849                        $       3,385
 Investments-taxable                                        782                125     $   (34)(3)                  873
 Investments-non taxable                                     41                                                      41
                                                  -------------        -----------     -------            -------------
  Total interest income                                   3,359                974         (34)                   4,299
                                                  -------------        -----------     -------            -------------

Interest expense
 Deposits                                                 1,352                448                                1,800
 Borrowings                                                  69                                                      69
                                                  -------------        -----------     -------            -------------
  Total interest expense                                  1,421                448                                1,869
                                                  -------------        -----------     -------            -------------
Net interest income                                       1,938                526         (34)                   2,430

Provision for loan losses                                     7                 30                                   37
                                                  -------------        -----------     -------            -------------
Net interest income after provision                       1,931                496         (34)                   2,393
                                                  -------------        -----------     -------            -------------

Total non-interest income                                   250                102                                  352
                                                  -------------        -----------     -------            -------------

Non-interest expense
 Goodwill amortization                                                                      33(4)                    33
 Other                                                    1,732                416          21(4)                 2,169
                                                  -------------        -----------     -------            -------------
Total non-interest expense                                1,732                416          54                    2,202

                                                  -------------        -----------     -------            -------------
Income before income taxes                                  449                182         (88)                     543

Income taxes                                                 72                 69         (12)(5)                  129
                                                  -------------        -----------     -------
Net income                                        $         377        $       113     $   (76)           $         414
                                                  =============        ===========     =======            =============

Net income per common and common
 equivalent shares                                $        0.22        $      0.22                        $        0.18
                                                  =============        ===========                        =============

Weighted average number of common and
 common stock equivalent shares

                                                      1,714,940            525,000                        $   2,327,456
                                                  =============        ===========                        =============

See notes to pro forma condensed combined consolidated financial statements.



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

Habersham Bancorp
Pro forma Condensed Combined Consolidated Income Statement
For the year ended December 31, 1994

                                                   Historical
                                        -------------------------------            Pro Forma                   Pro Forma
                                        Habersham               Security           Adjustments                 Combined
                                        ---------               --------           -----------                 --------
Interest income
 Loans                                  $      9,580,514      $   3,180,363                                  $  12,760,877
 Investments-taxable                           1,798,030            429,726      $   (134,416)(3)                2,093,340
 Investments-non taxable                       1,056,133                                                         1,056,133
                                        ----------------      -------------      ------------                -------------
  Total interest income                       12,434,677          3,610,089          (134,416)                  15,910,350
                                        ----------------      -------------      ------------                -------------

Interest expense
 Deposits                                      4,697,846          1,504,430                                      6,202,276
 Borrowings                                      103,086                                                           103,086
                                        ----------------      -------------      ------------                -------------
  Total interest expense                       4,800,932          1,504,430                                      6,305,362
                                        ----------------      -------------      ------------                -------------
Net interest income                            7,633,745          2,105,659          (134,416)                   9,604,988

Provision for loan losses                        208,096            165,000                                        373,096
                                        ----------------      -------------      ------------                -------------
Net interest income after provision            7,425,649          1,940,659          (134,416)                   9,231,892
                                        ----------------      -------------      ------------                -------------

Non-interest income
 Service charges on deposits                     430,211            140,515                                        570,726
 Other service charges and commissions           232,887                                                           232,887
 Securities gains, net                            25,128                                                            25,128
 Other income                                    518,889            165,889                                        684,778
                                        ----------------      -------------                                  -------------
Total non-interest income                      1,207,115            306,404                                      1,513,519
                                        ----------------      -------------                                  -------------


Non-interest expense
 Salaries and employee benefits                3,152,261            768,348                                      3,920,609
 Occupancy expenses                              460,268            162,404                                        622,672
 Furniture and equipment expenses                447,983             98,493                                        546,476
 Data processing                                 179,421             60,533                                        239,954
 Goodwill amortization                                                                130,397 (4)                  130,397
 Other                                         2,379,972            411,174            83,200 (4)                2,874,346
                                        ----------------      -------------      ------------                -------------
Total non-interest expense                     6,619,905          1,500,952           213,597                    8,334,454

                                        ----------------      -------------      ------------                -------------
Income before income taxes                     2,012,859            746,111          (348,013)                   2,410,957

Income taxes                                     354,474            278,509           (45,700)(5)                  587,283
                                        ----------------      -------------      ------------                -------------
Net income                              $      1,658,385      $     467,602      $   (302,313)               $   1,823,674
                                        ================      =============      ============                =============

Net income per common and common
 equivalent shares                      $           0.98      $        0.89                                  $        0.79
                                        ================      =============                                  =============

Weighted average number of common and
 common stock equivalent shares                1,689,795            525,000                                      2,302,311
                                        ================      =============                                  =============

See notes to pro forma condensed combined consolidated financial statements.

Habersham Bancorp
Notes to Pro Forma Condensed Combined Consolidated Financial Statements As of March 31, 1995 and for the Three-Month Period then ended


(1) Adjustments to cash and shareholders' equity to reflect the purchase price of Security of $2,240,270 in cash and $7,016,665 in shares of Habersham Common Stock. Habersham presently owns 26,249 shares of Security Common Stock at a cost of $262,490 which will be exchanged for treasury shares. Habersham will exchange 612,516 shares of its common stock with Security's shareholders for 79% of their common stock and for Security's options outstanding pursuant to elections to receive Habersham stock. Cash of $41,040 was paid for 24,000 outstanding Security options and Security option holders holding 41,250 options converted their options to Habersham options.

                           Cash paid to Security shareholders                    $ 1,949,230
                           Acquisition costs                                         250,000
                           Cash paid to Security's option holders                     41,040
                           Habersham stock issued                                  7,016,665
                                                                                 -----------
                           Total Purchase Price                                  $ 9,256,935
                                                                                 ===========



(2) Adjustments to allocate purchase price to the fair market value of assets acquired and liabilities assumed. The following allocations are based upon current estimates which will be subsequently adjusted based upon final determination of the fair value of assets acquired and liabilities assumed as of the closing date. The purchase price has been allocated to the assets acquired and liabilities assumed as follows:

                           Net Assets - historical                               $ 5,581,000
                           Core Deposit Intangible                                   416,000
                           Goodwill                                                3,259,935
                                                                                 -----------
                           Total Estimated Purchase Price                        $ 9,256,935
                                                                                 ===========


         Amortization period for core deposit intangible and goodwill has been assumed to be five and twenty-five years, respectively.


(3) Estimated reduction in interest income as a result of the cash used to purchase Security stock and related acquisition costs (6% times the estimated cash to be used in the Merger).


(4) Estimated quarterly amortization of core deposit intangible of $416,000 over a five year life and goodwill of $3,259,935 over a twenty-five year life.


(5) Estimated tax effect of the pro forma adjustments (34% of the effect on interest income).

         c.      Exhibits:

                 10.1 Agreement and Plan of Merger, dated January 16, 1995, between Security and the Company (incorporated by reference to Exhibit 2(a) to the Company's Registration Statement on Form S-4 (Regis. No. 33-57915).

                 10.2 Form of Letter Agreement, dated as of January 16, 1995, among Habersham, Security and each holder of options to purchase Security common stock (incorporated by reference to Exhibit 2(b) to the Company's Registration Statement on Form S-4 (Regis. No. 33-57915).

                 23       Consent of Independent Accountants





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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Habersham Bancorp has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


         This 8th day of August, 1995.


                                        HABERSHAM BANCORP



                                        BY:    /s/ David D. Stovall
                                              ---------------------------------
                                                 David D. Stovall, President





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